UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2013

Date of reporting period:	9/30/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

ANNUAL REPORT • SEPTEMBER 30, 2013

Fund Type

Small/Mid-Cap Stock

Objective

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Small Company Fund, Inc., informative and useful. The report covers performance for the 12-month period that ended September 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Small Company Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Small Company Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	28.76%	73.43%	181.97%	—
Class B	27.88	66.31	159.70	—
Class C	27.87	67.20	162.02	—
Class Q	29.27	N/A	N/A	46.69% (11/29/10)
Class R	28.42	71.23	N/A	146.94 (5/10/04)
Class X	27.88	66.20	N/A	51.56 (3/2/07)
Class Z	29.09	75.61	188.47	—
Russell 2500™ Index	29.79	81.67	168.37	—
S&P SmallCap 600 Index	31.51	79.43	187.57	—
Lipper Small-Cap Core Funds Average	28.77	72.48	153.15	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	21.68%	10.38%	10.30%	—
Class B	22.88	10.58	10.01	—
Class C	26.87	10.83	10.11	—
Class Q	29.27	N/A	N/A	14.45% (11/29/10)
Class R	28.42	11.36	N/A	10.10 (5/10/04)
Class X	21.88	10.29	N/A	6.31 (3/2/07)
Class Z	29.09	11.92	11.18	—
Russell 2500 Index	29.79	12.68	10.38	—
S&P SmallCap 600 Index	31.51	12.40	11.14	—
Lipper Small-Cap Core Funds Average	28.77	11.41	9.64	—

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	28.76%	11.64%	10.92%	—
Class B	27.88	10.71	10.01	—
Class C	27.87	10.83	10.11	—
Class Q	29.27	N/A	N/A	14.45% (11/29/10)
Class R	28.42	11.36	N/A	10.10 (5/10/04)
Class X	27.88	10.70	N/A	6.53 (3/2/07)
Class Z	29.09	11.92	11.18	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2003) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of

Prudential Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Q	Class R	Class X	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	6% (Yr.1) 5% (Yr.2) 4% (Yr.3) 4% (Yr.4) 3% (Yr.5) 2% (Yr.6) 2% (Yr.7) 1% (Yr.8) 0% (Yr.9)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	1%	None

Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments funds.

Benchmark Definitions

Russell 2500 Index

The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Russell 2500 Index Closest Month-End to Inception cumulative total returns are 55.65% for Class Q; 132.66% for Class R; and 53.93% for Class X. Russell 2500 Index Closest Month-End to Inception average annual total returns are 16.90% for Class Q; 9.38% for Class R; and 6.77% for Class X.

4	Visit our website at www.prudentialfunds.com

S&P SmallCap 600 Index

The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are 62.77% for Class Q; 143.95% for Class R; and 62.35% for Class X. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are 18.76% for Class Q; 9.93% for Class R; and 7.64% for Class X.

Lipper Small-Cap Core Funds Average

The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Lipper Average Closest Month-End to Inception cumulative total returns are 50.06% for Class Q; 118.00% for Class R; and 47.52% for Class X. Lipper Average Closest Month-End to Inception average annual total returns are 15.31% for Class Q; 8.54% for Class R; and 5.97% for Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/13
Rosetta Resources, Inc., Oil, Gas & Consumable Fuels	2.2%
Power Integrations, Inc., Semiconductors & Semiconductor Equipment	1.6
White Mountains Insurance Group Ltd., Insurance	1.6
Air Methods Corp., Healthcare Providers & Services	1.6
Protective Life Corp., Insurance	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/13
Commercial Banks	8.7%
Healthcare Providers & Services	8.4
Oil, Gas & Consumable Fuels	7.1
Insurance	6.1
Specialty Retail	6.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Small Company Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Small Company Fund’s Class A shares rose 28.76% in the 12-months ended September 30, 2013, underperforming the 29.79% gain of the Russell 2500 Index (the Index). The Fund was in line with the 28.77% gain of the Lipper Small-Cap Core Funds Average.

•	All sectors in the Index posted double digit gains. The consumer sectors, industrials, and healthcare advanced the most, while returns for utilities were modest.

•	The Fund slightly trailed the Index during the period. Stock selection in consumer discretionary, consumer staples, and information technology was disappointing.

•	The Fund’s holdings in financials, healthcare, and energy performed well relative to holdings in the Index.

What was the market environment like for U.S. stocks?

The U.S. equity market advanced strongly during the reporting period, but with bouts of volatility, as sentiment vacillated based on short-term data. Europe’s lingering economic malaise and political inertia preceding the U.S. presidential election in November contributed to a downturn early in the period. Subsequent concerns about the reinstatement of the payroll tax, increased tax rates on higher incomes, and across-the-board federal spending cuts stalled advances temporarily.

Investors seemed to shrug off these fears, though, focusing instead on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits. In early summer, China’s slowdown and Europe’s economic issues led to moderating global growth and market volatility, as did concerns that the Federal Reserve would begin scaling back its quantitative easing program. By September, however, investors, who had preferred higher-yielding bond substitutes, showed a greater willingness to ascribe higher valuations to companies with attractive future growth potential.

Which holdings made the largest positive contributions to the Fund’s return?

•

Universal Health Services saw its shares rise in tandem with many other hospitals as these stocks began to reflect the potential benefit of healthcare reform. For its part, Universal Health expects additional subscribers and lower bad debt to drive financial improvements in both their psychiatric and acute care businesses. The stock remains attractive in Jennison’s view, given the growth of the psychiatric business and the potential for improvement in acute care.

6	Visit our website at www.prudentialfunds.com

•

Power Integrations, an integrated circuit producer, enjoyed broad-based strength across all four major end markets, with the most impressive growth in industrial clients and a rebound in computing and communications. Jennison believes that light-emitting diodes (LEDs), mid-high power devices like PC and TV power-supply converters, an overall recovery in industrial demand, and the cell phone charger market are all potential areas for additional upside.

•

Protective Life reported solid earnings driven by strong investment income and earnings in the variable annuity line, and better-than-expected results in the asset protection segment. In Jennison’s view, the company is attractively valued, and also has considerable excess capital that should continue to be returned to shareholders via dividends and share buybacks.

•

Centene is a health insurance company focused on Medicaid managed care and specialty services. Jennison believes Centene is well-positioned to benefit as states move patients eligible for Medicaid into managed care plans and that its long-term opportunities are attractive.

•

Mobile Mini, a portable storage company, has enjoyed steady growth in leasing revenues. Stronger demand from both non-construction and construction markets drove results. In Jennison’s view, a share buyback announcement and a pick-up in non-residential construction should be positive for the company. Additionally, Mobile-Mini continues to prudently and effectively expand into new markets, both domestically and abroad.

Which holdings detracted most from the Fund’s return?

•

McEwen Mining, a precious metals exploration company operating in North and South America, experienced falling share prices along with other mining stocks as positive economic reports weighed on precious metal prices throughout much of the period. In Jennison’s view, McEwen should benefit from highly experienced and dynamic management and is well-positioned to grow organically and through acquisitions.

•

Shares of Amarin, the maker of the cholesterol-lowering medicine Vascepa, fell when it announced that it raised $100 million and started hiring a sales force for the medicine. Many investors, including Jennison, had hoped that Amarin would instead look to be acquired or enter a strategic agreement to market Vascepa. The Fund eliminated the position.

•

Shares of ServiceSource fell on the announcement that fourth quarter and fiscal year revenue would be significantly lower than expected. Jennison expected that ServiceSource’s model shift from a full service, on-premise software

Prudential Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

provider to a multifaceted service provider would be difficult; however, it appears that a loss in renewal revenue is also weighing on its prospects. Given their revision to growth prospects, the Fund eliminated the position.

•

Shares of Millennial Media, a mobile advertising firm, fell sharply after they posted disappointing earnings, calling into question the health of the mobile ad market and Millennial’s ability to compete with giants like Google. Jennison believes that the industry is in its infancy and that Millennial can be a beneficiary of industry-wide growth.

•

SolarWinds, an Internet services provider, performed poorly as revenue missed expectations and its announced acquisition of N-able seemed to worry investors. In Jennison’s view there could be long-term strengths that supplement Solar Winds’ recurring revenue stream, as well as giving it access to N-able’s web-based SaaS application expertise.

Were there significant changes to the portfolio?

During the reporting period, Jennison increased exposure to the financials sector and reduced the weight of industrial holdings. New positions were established in WR Berkley, Hain Celestial Group, and SemGroup. Positions in Wex, AGCO, and NETGEAR were eliminated.

8	Visit our website at www.prudentialfunds.com

Comments on Largest Holdings

2.2%	Rosetta Resources, Inc., Oil, Gas, & Consumable Fuels

Rosetta Resources continues to focus on developing its Eagle Ford program and will soon be entering the oil-rich Permian Basin. At its current valuation, Jennison finds Rosetta very attractive given its exposure to some of the more promising onshore areas for development.

1.6%	Power Integrations, Inc., Semiconductors & Semiconductor Equipment

Please see Fund Activity section for Power Integrations.

1.6%	White Mountains Insurance Group Ltd., Insurance

White Mountains engages in the property and casualty insurance and reinsurance businesses. Jennison believes that the company will continue to deliver strong operating results and aggressively manage its deployable capital, while remaining attractively valued.

1.6%	Air Methods Corp., Healthcare Providers & Services

Air Methods should show organic growth from its national contracts and base conversions, benefit from healthcare reform, and continue to generate significant free cash flow.

1.6%	Protective Life Corp., Insurance

Please see Fund Activity section for Protective Life.

Prudential Jennison Small Company Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2013, at the beginning of the period, and held through the six-month period ended September 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

10	Visit our website at www.prudentialfunds.com

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,120.20	1.13%	$6.01
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72

Class B	Actual	$1,000.00	$1,116.50	1.83%	$9.71
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class C	Actual	$1,000.00	$1,116.50	1.83%	$9.71
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class Q	Actual	$1,000.00	$1,122.50	0.69%	$3.67
	Hypothetical	$1,000.00	$1,021.61	0.69%	$3.50

Class R	Actual	$1,000.00	$1,118.70	1.33%	$7.06
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73

Class X	Actual	$1,000.00	$1,116.00	1.83%	$9.71
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class Z	Actual	$1,000.00	$1,121.90	0.83%	$4.42
	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2013, and divided by 365 days (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Small Company Fund, Inc.	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.15%	1.15%
B	1.85%	1.85%
C	1.85%	1.85%
Q	0.70%	0.70%
R	1.60%	1.35%
X	1.85%	1.85%
Z	0.85%	0.85%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of September 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS

Aerospace & Defense 1.0%
405,524	Curtiss-Wright Corp.	$19,043,407
1,366	Moog, Inc. (Class A Stock)*	80,143
150,896	Teledyne Technologies, Inc.*	12,815,597

		31,939,147

Air Freight & Logistics 0.3%
251,137	Hub Group, Inc. (Class A Stock)*	9,852,105

Airlines 1.0%
897,624	Spirit Airlines, Inc.*	30,761,574

Auto Components 0.5%
317,647	Dorman Products, Inc.	15,739,409

Biotechnology 1.1%
1,132,594	Exact Sciences Corp.*	13,375,935
4,982	Foundation Medicine, Inc.*	197,486
487,924	KYTHERA Biopharmaceuticals, Inc.*(a)	22,298,127

		35,871,548

Capital Markets 3.0%
153,745	Artisan Partners Asset Management, Inc.	8,050,088
853,349	Eaton Vance Corp.	33,135,542
396,039	Evercore Partners, Inc. (Class A Stock)	19,497,000
700,525	Waddell & Reed Financial, Inc. (Class A Stock)	36,063,027

		96,745,657

Chemicals
1,524	Albemarle Corp.	95,921
2,639	Omnova Solutions, Inc.*	22,563

		118,484

Commercial Banks 8.7%
473,117	Bank of the Ozarks, Inc.(a)	22,704,885
416,253	BankUnited, Inc.	12,982,931
480,637	BOK Financial Corp.	30,448,354
389,612	Columbia Banking System, Inc.	9,623,416
1,441,516	East West Bancorp, Inc.	46,056,436
1,040,538	First Republic Bank	48,520,287

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
625,271	Pinnacle Financial Partners, Inc.*	$18,639,329
562,982	Prosperity Bancshares, Inc.	34,814,807
279,853	Signature Bank*(a)	25,612,147
745,957	Wintrust Financial Corp.	30,636,454

		280,039,046

Commercial Services & Supplies 1.6%
820,250	Mobile Mini, Inc.*	27,937,715
1,025,673	West Corp.	22,739,170

		50,676,885

Communications Equipment
8,535	Infinera Corp.*	96,531

Construction & Engineering 0.7%
3,166,738	Great Lakes Dredge & Dock Corp.	23,497,196

Diversified Telecommunication Services 2.5%
899,481	Cogent Communications Group, Inc.	29,008,262
4,727,488	Frontier Communications Corp.	19,713,625
645,488	Lumos Networks Corp.	13,987,725
536,172	tw telecom, Inc.*(a)	16,012,777

		78,722,389

Electric Utilities 1.0%
338,851	ITC Holdings Corp.	31,804,555

Electrical Equipment 0.7%
548,645	Polypore International, Inc.*(a)	22,477,986

Electronic Equipment & Instruments 0.7%
257,266	Anixter International, Inc.*	22,551,938

Energy Equipment & Services 2.3%
253,505	Dresser-Rand Group, Inc.*	15,818,712
317,461	Dril-Quip, Inc.*	36,428,650
837,699	Superior Energy Services, Inc.*	20,975,983

		73,223,345

Food & Staples Retailing 2.2%
390,790	Harris Teeter Supermarkets, Inc.	19,222,960

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
31,411	Sprouts Farmers Market, Inc.*	$1,394,334
381,628	Susser Holdings Corp.*(a)	20,283,528
425,053	United Natural Foods, Inc.*	28,572,063

		69,472,885

Food Products 2.1%
1,872,297	Adecoagro SA (Luxembourg)*	13,873,721
593,274	Hain Celestial Group, Inc. (The)*(a)	45,753,291
772,887	SunOpta, Inc. (Canada)*	7,512,462

		67,139,474

Healthcare Equipment & Supplies 1.1%
4,289	Hologic, Inc.*	88,568
778,099	Insulet Corp.*(a)	28,198,308
4,457	Novadaq Technologies, Inc. (Canada)*	73,897
720,936	TearLab Corp.*(a)	7,973,552

		36,334,325

Healthcare Providers & Services 8.4%
2,721	Acadia Healthcare Co., Inc.*	107,289
1,214,774	Air Methods Corp.(a)	51,749,372
829,739	Bio-Reference Labs, Inc.*(a)	24,792,601
757,846	Centene Corp.*	48,471,830
352,904	Envision Healthcare Holdings, Inc.*	9,186,091
931,020	Healthways, Inc.*	17,233,180
1,882	LifePoint Hospitals, Inc.*	87,758
698,109	Molina Healthcare, Inc.*(a)	24,852,680
130,208	MWI Veterinary Supply, Inc.*	19,447,867
278,494	Premier, Inc.*	8,828,260
453,873	Team Health Holdings, Inc.*	17,219,942
624,002	Universal Health Services, Inc. (Class B Stock)	46,793,910

		268,770,780

Healthcare Technology
3,072	Allscripts Healthcare Solutions, Inc.*	45,681

Hotels, Restaurants & Leisure 2.9%
1,834	Bloomin’ Brands, Inc.*	43,301
915,679	Cheesecake Factory, Inc. (The)	40,244,092
602,122	Del Frisco’s Restaurant Group, Inc.*	12,144,801

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
235	Panera Bread Co. (Class A Stock)*	$37,255
4,400	Pinnacle Entertainment, Inc.*	110,220
3,865	Texas Roadhouse, Inc.	101,572
599,601	Vail Resorts, Inc.	41,600,317

		94,281,558

Insurance 6.1%
1,214,551	Protective Life Corp.	51,679,145
2,555,236	Symetra Financial Corp.	45,534,306
2,680	Validus Holdings Ltd. (Bermuda)	99,106
91,350	White Mountains Insurance Group Ltd. (Bermuda)	51,852,087
1,102,860	WR Berkley Corp.	47,268,580

		196,433,224

Internet & Catalog Retail 0.3%
1,071,649	Vitacost.com, Inc.*(a)	9,109,017

Internet Software & Services 0.7%
4,895	Bankrate, Inc.*(a)	100,690
50,932	Benefitfocus, Inc.*	2,503,817
288,129	Cornerstone OnDemand, Inc.*(a)	14,821,356
58,765	Dealertrack Technologies, Inc.*	2,517,493
327,819	Millennial Media, Inc.*	2,317,680
436	Rackspace Hosting, Inc.*	23,003

		22,284,039

IT Services 3.7%
465,567	Gartner, Inc.*	27,934,020
539,868	Global Payments, Inc.	27,576,457
771,529	InterXion Holding NV (Netherlands)*	17,158,805
1,617,554	Vantiv, Inc. (Class A Stock)*	45,194,459

		117,863,741

Life Sciences Tools & Services 1.4%
1,036,869	Bruker Corp.*	21,411,345
1,015,134	Fluidigm Corp.*	22,272,040

		43,683,385

Machinery 4.9%
371,632	CIRCOR International, Inc.	23,108,078

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
415,909	Crane Co.	$25,649,108
582,630	IDEX Corp.	38,016,608
409,264	RBC Bearings, Inc.*	26,966,405
392,349	Rexnord Corp.*	8,160,859
549,551	Terex Corp.*	18,464,914
197,265	WABCO Holdings, Inc.*	16,621,549
2,296	Woodward, Inc.	93,746

		157,081,267

Media 1.8%
1,349,171	Cinemark Holdings, Inc.	42,822,688
523,292	Imax Corp. (Canada)*(a)	15,824,350

		58,647,038

Metals & Mining 1.2%
2,271	A.M. Castle & Co.*	36,563
437,263	Constellium NV (France) (Class A Stock)*	8,482,902
3,277,953	McEwen Mining, Inc. (Canada)*(a)	7,867,087
309,571	Reliance Steel & Aluminum Co.	22,682,267

		39,068,819

Oil, Gas & Consumable Fuels 7.1%
595,123	Bonanza Creek Energy, Inc.*	28,720,636
631	Cheniere Energy, Inc.*	21,542
210,799	PDC Energy, Inc.*	12,550,972
1,297,804	Rosetta Resources, Inc.*	70,678,406
675,067	SemGroup Corp. (Class A Stock)	38,492,320
487,912	Targa Resources Corp.	35,598,060
668,444	Whiting Petroleum Corp.*	40,006,373

		226,068,309

Personal Products
986	Herbalife Ltd. (Cayman Islands)(a)	68,793

Pharmaceuticals 1.0%
666,483	Pacira Pharmaceuticals, Inc.*(a)	32,051,167
1,235	Sagent Pharmaceuticals, Inc.*	25,194

		32,076,361

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Professional Services 1.8%
532,216	Corporate Executive Board Co. (The)	$38,649,526
1,325	Huron Consulting Group, Inc.*	69,708
814,973	Korn/Ferry International*	17,440,422
559	WageWorks, Inc.*	28,202

		56,187,858

Real Estate Investment Trusts 5.0%
1,002,494	Capstead Mortgage Corp.	11,799,354
5,849,375	Chimera Investment Corp.	17,782,100
891,464	Colony Financial, Inc.	17,811,451
3,610	Douglas Emmett, Inc.	84,727
2,708	First Potomac Realty Trust	34,040
2,947,746	Hersha Hospitality Trust	16,477,900
5,770,407	MFA Financial, Inc.	42,989,532
635,397	Pebblebrook Hotel Trust	18,242,248
1,472	PS Business Parks, Inc.	109,841
599,933	Starwood Property Trust, Inc.	14,380,394
2,383,666	Summit Hotel Properties, Inc.	21,905,891

		161,617,478

Road & Rail 1.5%
88,694	Genesee & Wyoming, Inc. (Class A Stock)*	8,245,881
1,079,001	Heartland Express, Inc.	15,311,024
860,798	Roadrunner Transportation Systems, Inc.*	24,308,936

		47,865,841

Semiconductors & Semiconductor Equipment 5.6%
940,132	ATMI, Inc.*	24,932,301
1,108,661	Cavium, Inc.*(a)	45,676,833
399,120	Hittite Microwave Corp.*	26,082,492
975,853	Power Integrations, Inc.	52,842,440
969,926	Semtech Corp.*	29,088,081

		178,622,147

Software 4.2%
701,103	BroadSoft, Inc.*(a)	25,260,741
5,944	Cadence Design Systems, Inc.*(a)	80,244
267,143	CommVault Systems, Inc.*	23,463,170
794,379	Fortinet, Inc.*	16,094,119
1,416,428	Jive Software, Inc.*(a)	17,705,350

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
2,294	NetScout Systems, Inc.*	$58,658
938,944	Qlik Technologies, Inc.*	32,149,443
595,200	SolarWinds, Inc.*	20,867,712
733	Ultimate Software Group, Inc.*	108,044

		135,787,481

Specialty Retail 6.0%
754,076	American Eagle Outfitters, Inc.	10,549,523
382,633	Asbury Automotive Group, Inc.*	20,356,076
1,455,683	Chico’s FAS, Inc.	24,251,679
1,457	Dick’s Sporting Goods, Inc.	77,775
300,690	DSW, Inc. (Class A Stock)	25,654,871
1,227,234	Express, Inc.*	28,950,450
400	GNC Holdings, Inc. (Class A Stock)	21,852
1,017,188	Mattress Firm Holding Corp.*(a)	32,346,578
1,395,622	Pier 1 Imports, Inc.	27,242,541
862	Ulta Salon Cosmetics & Fragrance, Inc.*	102,975
591,107	Urban Outfitters, Inc.*	21,735,004

		191,289,324

Textiles, Apparel & Luxury Goods 0.6%
300,991	Deckers Outdoor Corp.*(a)	19,841,327
244	PVH Corp.	28,960

		19,870,287

Thrifts & Mortgage Finance 0.4%
227,675	WSFS Financial Corp.	13,717,419

Trading Companies & Distributors
424	WESCO International, Inc.*	32,449

Water Utilities 0.5%
646,328	Aqua America, Inc.	15,983,691

Wireless Telecommunication Services 1.9%
2,275,910	NII Holdings, Inc.*	13,814,774
437,573	NTELOS Holdings Corp.	8,226,372
466,164	SBA Communications Corp. (Class A Stock)*(a)	37,507,550

		59,548,696

	TOTAL LONG-TERM INVESTMENTS (cost $2,197,327,551)	3,123,069,162

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	19

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 14.0%

AFFILIATED MONEY MARKET MUTUAL FUND
447,751,752	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $447,751,752; includes $364,404,023 of cash collateral for securities on loan) (Note 3)(b)(c)	$447,751,752

	TOTAL INVESTMENTS 111.5% (cost $2,645,079,303; Note 5)	3,570,820,914
	Liabilities in excess of other assets (11.5%)	(367,670,449)

	NET ASSETS 100.0%	$3,203,150,465

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $355,957,992; cash collateral of $364,404,023 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,123,069,162	$—	$—
Affiliated Money Market Mutual Fund	447,751,752	—	—

Total	$3,570,820,914	$—	$—

See Notes to Financial Statements.

20

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as September 30, 2013 was as follows:

Affiliated Money Market Mutual Fund (including 11.4% of collateral received for securities on loan)	14.0%
Commercial Banks	8.7
Healthcare Providers & Services	8.4
Oil, Gas & Consumable Fuels	7.1
Insurance	6.1
Specialty Retail	6.0
Semiconductors & Semiconductor Equipment	5.6
Real Estate Investment Trusts	5.0
Machinery	4.9
Software	4.2
IT Services	3.7
Capital Markets	3.0
Hotels, Restaurants & Leisure	2.9
Diversified Telecommunication Services	2.5
Energy Equipment & Services	2.3
Food & Staples Retailing	2.2
Food Products	2.1
Wireless Telecommunication Services	1.9
Media	1.8
Professional Services	1.8
Commercial Services & Supplies	1.6
Road & Rail	1.5%
Life Sciences Tools & Services	1.4
Metals & Mining	1.2
Healthcare Equipment & Supplies	1.1
Biotechnology	1.1
Pharmaceuticals	1.0
Aerospace & Defense	1.0
Electric Utilities	1.0
Airlines	1.0
Construction & Engineering	0.7
Electronic Equipment & Instruments	0.7
Electrical Equipment	0.7
Internet Software & Services	0.7
Textiles, Apparel & Luxury Goods	0.6
Water Utilities	0.5
Auto Components	0.5
Thrifts & Mortgage Finance	0.4
Air Freight & Logistics	0.3
Internet & Catalog Retail	0.3

111.5
Liabilities in excess of other assets	(11.5)

100.0%

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	21

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Investments at value, including securities on loan of $355,957,992:
Unaffiliated Investments (cost $2,197,327,551)	$3,123,069,162
Affiliated Investments (cost $447,751,752)	447,751,752
Receivable for investments sold	13,384,709
Receivable for Fund shares sold	6,626,349
Dividends receivable	2,084,666
Prepaid expenses	38,385

Total assets	3,592,955,023

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	364,404,023
Payable for investments purchased	11,752,114
Payable for Fund shares reacquired	10,098,292
Management fee payable	1,729,405
Accrued expenses	790,874
Payable to custodian	485,935
Distribution fee payable	408,988
Affiliated transfer agent fee payable	133,625
Deferred directors’ fees	1,302

Total liabilities	389,804,558

Net Assets	$3,203,150,465

Net assets were comprised of:
Common stock, at par	$1,133,969
Paid-in capital in excess of par	2,019,974,839

2,021,108,808
Undistributed net investment income	14,082,135
Accumulated net realized gain on investment transactions	242,217,911
Net unrealized appreciation on investments	925,741,611

Net assets, September 30, 2013	$3,203,150,465

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($1,109,514,865 ÷ 39,697,133 shares of common stock issued and outstanding)	$27.95
Maximum sales charge (5.50% of offering price)	1.63

Maximum offering price to public	$29.58

Class B
Net asset value, offering price and redemption price per share ($18,249,750 ÷ 885,735 shares of common stock issued and outstanding)	$20.60

Class C
Net asset value, offering price and redemption price per share ($119,435,793 ÷ 5,744,324 shares of common stock issued and outstanding)	$20.79

Class Q
Net asset value, offering price and redemption price per share ($293,225,358 ÷ 10,129,735 shares of common stock issued and outstanding)	$28.95

Class R
Net asset value, offering price and redemption price per share ($59,156,805 ÷ 2,148,743 shares of common stock issued and outstanding)	$27.53

Class X
Net asset value, offering price and redemption price per share ($116,988 ÷ 5,655 shares of common stock issued and outstanding)	$20.69

Class Z
Net asset value, offering price and redemption price per share ($1,603,450,906 ÷ 54,785,560 shares of common stock issued and outstanding)	$29.27

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	23

Statement of Operations

Year Ended September 30, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $11,719)	$43,262,768
Affiliated income from securities loaned, net	3,648,438
Affiliated dividend income	155,162

Total income	47,066,368

Expenses
Management fee	19,360,768
Distribution fee—Class A	3,103,638
Distribution fee—Class B	188,982
Distribution fee—Class C	1,059,703
Distribution fee—Class R	271,048
Distribution fee—Class X	2,419
Transfer agent’s fees and expenses (including affiliated expense of $682,800) (Note 3)	3,987,000
Custodian’s fees and expenses	345,000
Shareholders’ reports	177,000
Registration fees	112,000
Directors’ fees	65,000
Insurance	52,000
Legal fees and expenses	45,000
Audit fee	22,000
Miscellaneous	26,787

Total expenses	28,818,345

Net investment income	18,248,023

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions (Note 7)	327,964,726
Net change in unrealized appreciation (depreciation) on investments	393,297,369

Net gain on investment transactions	721,262,095

Net Increase In Net Assets Resulting From Operations	$739,510,118

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$18,248,023	$11,928,519
Net realized gain on investment transactions	327,964,726	146,892,635
Net change in unrealized appreciation (depreciation) on investments	393,297,369	419,317,189

Net increase in net assets resulting from operations	739,510,118	578,138,343

Dividends from net investment income (Note 1)
Class A	(4,475,638)	—
Class B	(23,735)	—
Class C	(117,652)	—
Class Q	(2,112,881)	(515,337)
Class R	(141,732)	—
Class X	(408)	—
Class Z	(9,179,274)	(3,203,596)

	(16,051,320)	(3,718,933)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	695,055,367	731,900,231
Net asset value of shares issued in reinvestment of dividends	14,529,344	3,142,404
Cost of shares reacquired	(981,906,936)	(835,308,080)

Net decrease in net assets from Fund share transactions	(272,322,225)	(100,265,445)

Total increase	451,136,573	474,153,965

Net Assets:
Beginning of year	2,752,013,892	2,277,859,927

End of year(a)	$3,203,150,465	$2,752,013,892

(a) Includes undistributed net investment income of:	$14,082,135	$11,880,285

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Fund”) is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is to achieve capital growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

26

valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Prudential Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

continued

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board of Directors. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses

28

realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Prudential Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and

30

records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70% of the average daily net assets of the Fund up to $1 billion and .65% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .67% of the average daily net assets of the Fund for the year ended September 30, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable for distribution-related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended September 30, 2013, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received $341,729 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2013, it received $646, $18,743 and $6,081 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2013, PIM has been compensated approximately $1,089,800 for these services.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2013 were $1,416,527,534 and $1,672,105,147 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2013, the adjustments were to increase undistributed net investment income by $5,147, decrease accumulated net realized gain on investment transactions by $5,317,742 and increase paid-in capital in excess of par by $5,312,595 due to tax treatment for in-kind redemptions and other book to tax differences. Net investment

32

income, net realized gain on investment transactions and net assets were not affected by this change.

For the years ended September 30, 2013 and September 30, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $16,051,320 and $3,718,933 of ordinary income, respectively.

As of September 30, 2013, the accumulated undistributed earnings on a tax basis were $13,917,409 of ordinary income and $257,887,999 of long-term capital gain. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$2,660,583,367	$974,908,384	$(64,670,837)	$910,237,547

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustment and other cost basis differences between financial reporting and tax accounting.

The Fund utilized approximately $42,915,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales

Prudential Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential funds. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z shares, each of which consists of 300 million, 75 million, 100 million, 25 million, 225 million, 225 million, 25 million and 275 million authorized shares, respectively. As of September 30, 2013, PI owned 51 shares of Class Q.

34

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	7,901,396	$192,681,620
Shares issued in reinvestment of dividends	187,499	4,010,606
Shares reacquired	(13,065,908)	(317,967,408)

Net increase (decrease) in shares outstanding before conversion	(4,977,013)	(121,275,182)
Shares issued upon conversion from Class B, Class C, Class X and Class Z	231,837	5,843,694
Shares reacquired upon conversion into Class Z	(914,501)	(21,996,313)

Net increase (decrease) in shares outstanding	(5,659,677)	$(137,427,801)

Year ended September 30, 2012:
Shares sold	9,523,950	$197,753,917
Shares reacquired	(15,434,035)	(321,309,089)

Net increase (decrease) in shares outstanding before conversion	(5,910,085)	(123,555,172)
Shares issued upon conversion from Class B, Class M, Class X and Class Z	1,542,078	29,823,204
Shares reacquired upon conversion into Class Z	(81,098)	(1,672,434)

Net increase (decrease) in shares outstanding	(4,449,105)	$(95,404,402)

Class B
Year ended September 30, 2013:
Shares sold	142,413	$2,608,380
Shares issued in reinvestment of dividends	1,293	20,510
Shares reacquired	(158,805)	(2,826,327)

Net increase (decrease) in shares outstanding before conversion	(15,099)	(197,437)
Shares reacquired upon conversion into Class A	(275,066)	(5,145,465)

Net increase (decrease) in shares outstanding	(290,165)	$(5,342,902)

Year ended September 30, 2012:
Shares sold	129,568	$2,002,772
Shares reacquired	(252,588)	(3,888,584)

Net increase (decrease) in shares outstanding before conversion	(123,020)	(1,885,812)
Shares reacquired upon conversion into Class A	(225,510)	(3,561,578)

Net increase (decrease) in shares outstanding	(348,530)	$(5,447,390)

Prudential Jennison Small Company Fund, Inc.	35

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	1,222,999	$21,839,967
Shares issued in reinvestment of dividends	5,725	91,658
Shares reacquired	(1,098,837)	(19,861,457)

Net increase (decrease) in shares outstanding before conversion	129,887	2,070,168
Shares reacquired upon conversion into Class A and Class Z	(88,982)	(1,620,137)

Net increase (decrease) in shares outstanding	40,905	$450,031

Year ended September 30, 2012:
Shares sold	617,839	$9,662,760
Shares reacquired	(1,382,704)	(21,558,586)

Net increase (decrease) in shares outstanding before conversion	(764,865)	(11,895,826)
Shares reacquired upon conversion into Class Z	(13,484)	(216,083)

Net increase (decrease) in shares outstanding	(778,349)	$(12,111,909)

Class L
Period ended August 24, 2012*:
Shares sold	549	$10,861
Shares reacquired	(258,474)	(5,371,243)

Net increase (decrease) in shares outstanding	(257,925)	$(5,360,382)

Class M
Period ended April 13, 2012**:
Shares reacquired	(3,132)	$(44,761)

Net increase (decrease) in shares outstanding before conversion	(3,132)	(44,761)
Shares reacquired upon conversion into Class A	(33,299)	(505,136)

Net increase (decrease) in shares outstanding	(36,431)	$(549,897)

36

Class Q	Shares	Amount
Year ended September 30, 2013:
Shares sold	2,949,561	$74,990,164
Shares issued in reinvestment of dividends	89,337	1,973,455
Shares reacquired	(3,614,026)	(92,034,867)

Net increase (decrease) in shares outstanding before conversion	(575,128)	(15,071,248)
Shares issued upon conversion from Class Z	70,543	1,674,692

Net increase (decrease) in shares outstanding	(504,585)	$(13,396,556)

Year ended September 30, 2012:
Shares sold	5,490,783	$120,296,856
Shares issued in reinvestment of dividends	25,626	515,337
Shares reacquired	(1,366,695)	(29,627,918)

Net increase (decrease) in shares outstanding before conversion	4,149,714	91,184,275
Shares issued upon conversion from Class Z	450,767	9,357,925

Net increase (decrease) in shares outstanding	4,600,481	$100,542,200

Class R
Year ended September 30, 2013:
Shares sold	576,130	$13,930,112
Shares issued in reinvestment of dividends	5,982	126,336
Shares reacquired	(779,964)	(18,918,916)

Net increase (decrease) in shares outstanding	(197,852)	$(4,862,468)

Year ended September 30, 2012:
Shares sold	743,646	$15,264,045
Shares reacquired	(853,679)	(17,341,743)

Net increase (decrease) in shares outstanding	(110,033)	$(2,077,698)

Class X
Year ended September 30, 2013:
Shares sold	109	$2,000
Shares issued in reinvestment of dividends	25	405
Shares reacquired	(2,036)	(36,366)

Net increase (decrease) in shares outstanding before conversion	(1,902)	(33,961)
Shares reacquired upon conversion into Class A	(14,910)	(270,583)

Net increase (decrease) in shares outstanding	(16,812)	$(304,544)

Year ended September 30, 2012:
Shares reacquired	(9,148)	$(143,442)

Net increase (decrease) in shares outstanding before conversion	(9,148)	(143,442)
Shares reacquired upon conversion into Class A	(22,631)	(353,228)

Net increase (decrease) in shares outstanding	(31,779)	$(496,670)

Prudential Jennison Small Company Fund, Inc.	37

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2013:
Shares sold	15,229,031	$389,003,124
Shares issued in reinvestment of dividends	371,650	8,306,374
Shares reacquired	(21,181,842)	(530,261,595)

Net increase (decrease) in shares outstanding before conversion	(5,581,161)	(132,952,097)
Shares issued upon conversion from Class A and Class C	939,149	23,586,950
Shares reacquired upon conversion into Class A and Class Q	(85,279)	(2,072,838)

Net increase (decrease) in shares outstanding	(4,727,291)	$(111,437,985)

Year ended September 30, 2012:
Shares sold	17,789,995	$386,909,020
Shares issued in reinvestment of dividends	128,714	2,627,067
Shares reacquired	(19,944,179)	(436,022,714)

Net increase (decrease) in shares outstanding before conversion	(2,025,470)	(46,486,627)
Shares issued upon conversion from Class A and Class C	87,124	1,888,517
Shares reacquired upon conversion into Class A and Class Q	(1,716,225)	(34,761,187)

Net increase (decrease) in shares outstanding	(3,654,571)	$(79,359,297)

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. In-Kind Redemption

During the year ended September 30, 2013, the Fund settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $50,444,599. The Fund realized a gain of $5,448,184 related to the in-kind redemption transactions, which amount is included in the Statement of Operations under “Realized gain on investment transactions”. Such gain is excluded from calculation of the Fund’s taxable gain for Federal Income Tax purposes.

Note 8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for

38

the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Fund did not utilize the SCA during the year ended September 30, 2013.

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Prudential Jennison Small Company Fund, Inc.	39

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$21.81	$17.39	$17.59	$15.21	$17.87
Income (loss) from investment operations:
Net investment income	.12	.06	.01	.01	.05
Net realized and unrealized gain (loss) on investment transactions	6.12	4.36	(.21)	2.38	(1.66)
Total from investment operations	6.24	4.42	(.20)	2.39	(1.61)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	-	-	(.01)	(.07)
Distributions from net realized gains	-	-	-	-	(.98)
Total dividends and distributions	(.10)	-	-	(.01)	(1.05)
Capital Contributions(e):	-	-	- (d)	- (d)	-
Net asset value, end of year	$27.95	$21.81	$17.39	$17.59	$15.21
Total Return(b):	28.76%	25.42%	(1.14)%	15.75%	(6.16)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,109,515	$989,346	$865,917	$852,006	$687,776
Average net assets (000)	$1,034,609	$1,014,383	$1,026,555	$771,944	$543,722
Ratios to average net assets(c):
Expenses	1.15%	1.17%	1.16%	1.19%	1.23%
Net investment income	.48%	.29%	.04%	.04%	.39%
Portfolio turnover rate	50%	47%	44%	49%	55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40

Class B Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.13	$12.98	$13.22	$11.49		$13.96
Income (loss) from investment operations:
Net investment loss	(.03)	(.07)	(.10)	(.08)		(.03)
Net realized and unrealized gain (loss) on investment transactions	4.52	3.22	(.14)	1.81		(1.46)
Total from investment operations	4.49	3.15	(.24)	1.73		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	-		-
Distributions from net realized gains	-	-	-	-		(.98)
Total dividends and distributions	(.02)	-	-	-		(.98)
Capital Contributions(e):	-	-	- (d)	-	(d)	-
Net asset value, end of year	$20.60	$16.13	$12.98	$13.22		$11.49
Total Return(b):	27.88%	24.27%	(1.82)%	15.06%		(7.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,250	$18,965	$19,786	$24,523		$24,858
Average net assets (000)	$18,899	$20,997	$26,270	$25,088		$23,894
Ratios to average net assets(c):
Expenses	1.85%	1.87%	1.86%	1.89%		1.93%
Net investment loss	(.19)%	(.42)%	(.66)%	(.66)%		(.28)%
Portfolio turnover rate	50%	47%	44%	49%		55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	41

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.29	$13.08	$13.32	$11.59		$14.01
Income (loss) from investment operations:
Net investment loss	(.04)	(.06)	(.10)	(.08)		(.03)
Net realized and unrealized gain (loss) on investment transactions	4.56	3.27	(.14)	1.81		(1.41)
Total from investment operations	4.52	3.21	(.24)	1.73		(1.44)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	-		-
Distributions from net realized gains	-	-	-	-		(.98)
Total dividends and distributions	(.02)	-	-	-		(.98)
Capital Contributions(e):	-	-	- (d)	-	(d)	-
Net asset value, end of year	$20.79	$16.29	$13.08	$13.32		$11.59
Total Return(b):	27.79%	24.54%	(1.80)%	14.93%		(6.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$119,436	$92,886	$84,750	$88,116		$72,707
Average net assets (000)	$105,977	$94,960	$103,484	$80,999		$59,309
Ratios to average net assets(c):
Expenses	1.85%	1.87%	1.86%	1.89%		1.93%
Net investment loss	(.24)%	(.41)%	(.66)%	(.66)%		(.30)%
Portfolio turnover rate	50%	47%	44%	49%		55%

(a)	Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

42

Class L Shares
	Period Ended August 24,		Year Ended September 30,
	2012(g)		2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$17.15		$17.38	$15.06		$17.76	$22.37
Income (loss) from investment operations:
Net investment income (loss)	-	(h)	(.03)	(.03)		.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.65		(.20)	2.35		(1.70)	(3.77)
Total from investment operations	3.65		(.23)	2.32		(1.68)	(3.80)
Less Dividends and Distributions:
Dividends from net investment income	-		-	-		(.04)	-
Distributions from net realized gains	-		-	-		(.98)	(.81)
Total dividends and distributions	-		-	-		(1.02)	(.81)
Capital Contributions(j):	-		- (b)	-	(b)	-	-
Net asset value, end of period	$20.80		$17.15	$17.38		$15.06	$17.76
Total Return(c):	21.28%		(1.32)%	15.41%		(6.63)%	(17.48)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,809		$4,425	$5,166		$5,336	$7,234
Average net assets (000)	$4,999		$5,570	$5,264		$4,688	$9,085
Ratios to average net assets(d):
Expenses	1.37%	(e)	1.36%	1.39%		1.43%	1.40%
Net investment income (loss)	(.01)%	(e)	(.15)%	(.16)%		.20%	(.15)%
Portfolio turnover rate	47%	(f)(i)	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Calculated as of September 30, 2012.

(g) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(h) Less than $(.005) per share.

(i) Not annualized.

(j) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended September 30,
	2012(g)		2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$12.96		$13.23	$11.47		$13.94	$17.91
Income (loss) from investment operations:
Net investment loss	(.04)		(.10)	(.08)		(.02)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.02		(.17)	1.84		(1.47)	(3.05)
Total from investment operations	1.98		(.27)	1.76		(1.49)	(3.16)
Less Distributions:
Distributions from net realized gains	-		-	-		(.98)	(.81)
Capital Contributions(i):	-		- (b)	-	(b)	-	-
Net asset value, end of period	$14.94		$12.96	$13.23		$11.47	$13.94
Total Return(c):	15.28%		(2.04)%	15.34%		(7.40)%	(18.28)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14		$472	$1,701		$3,327	$6,882
Average net assets (000)	$232		$1,195	$2,462		$3,658	$11,781
Ratios to average net assets(d):
Expenses	1.87%	(e)	1.86%	1.89%		1.93%	1.90%
Net investment loss	(.49)%	(e)	(.63)%	(.65)%		(.24)%	(.68)%
Portfolio turnover rate	47%	(f)(h)	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Calculated as of September 30, 2012.

(g) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(h) Not annualized.

(i) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

44

Class Q Shares
	Year Ended September 30,		November 29, 2010(a) through September 30,
	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$22.60	$17.97	$20.00
Income (loss) from investment operations:
Net investment income	.24	.17	.09
Net realized and unrealized gain (loss) on investment transactions	6.31	4.54	(2.13)
Total from investment operations	6.55	4.71	(2.04)
Less Dividends:
Dividends from net investment income	(.20)	(.08)	-
Capital Contributions(e):	-	-	.01
Net asset value, end of period	$28.95	$22.60	$17.97
Total Return(c):	29.27%	26.29%	(10.15)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$293,225	$240,377	$108,416
Average net assets (000)	$259,446	$189,399	$50,032
Ratios to average net assets(d):
Expenses	.70%	.70%	.72%	(f)
Net investment income	.94%	.78%	.47%	(f)
Portfolio turnover rate	50%	47%	44%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal period ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$21.50	$17.17	$17.40	$15.08		$17.75
Income (loss) from investment operations:
Net investment income (loss)	.07	.02	(.03)	(.03)		.02
Net realized and unrealized gain (loss) on investment transactions	6.02	4.31	(.21)	2.35		(1.67)
Total from investment operations	6.09	4.33	(.24)	2.32		(1.65)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	-	-	-		(.04)
Distributions from net realized gains	-	-	-	-		(.98)
Total dividends and distributions	(.06)	-	-	-		(1.02)
Capital Contributions(f):	-	-	.01	-	(e)	-
Net asset value, end of year	$27.53	$21.50	$17.17	$17.40		$15.08
Total Return(b):	28.42%	25.22%	(1.32)%	15.38%		(6.48)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59,157	$50,449	$42,192	$33,461		$20,069
Average net assets (000)	$54,213	$48,728	$47,374	$26,819		$13,468
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.37%	1.36%	1.39%		1.43%
Expenses before waivers and/or expense reimbursement	1.60%	1.62%	1.61%	1.64%		1.68%
Net investment income (loss)	.28%	.10%	(.17)%	(.16)%		.16%
Portfolio turnover rate	50%	47%	44%	49%		55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

(f) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

46

Class X Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.20	$13.09	$13.34	$11.57		$14.02
Income (loss) from investment operations:
Net investment loss	(.01)	(.07)	(.10)	(.08)		(.03)
Net realized and unrealized gain (loss) on investment transactions	4.52	3.18	(.15)	1.85		(1.44)
Total from investment operations	4.51	3.11	(.25)	1.77		(1.47)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	-		-
Distributions from net realized gains	-	-	-	-		(.98)
Total dividends and distributions	(.02)	-	-	-		(.98)
Capital Contributions(e):	-	-	- (d)	-	(d)	-
Net asset value, end of year	$20.69	$16.20	$13.09	$13.34		$11.57
Total Return(b):	27.88%	23.76%	(1.87)%	15.30%		(7.18)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$117	$364	$710	$1,314		$2,176
Average net assets (000)	$242	$565	$1,127	$1,629		$2,191
Ratios to average net assets(c):
Expenses	1.85%	1.87%	1.86%	1.89%		1.93%
Net investment loss	(.03)%	(.43)%	(.65)%	(.65)%		(.28)%
Portfolio turnover rate	50%	47%	44%	49%		55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	47

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$22.85	$18.22	$18.38	$15.91	$18.62
Income (loss) from investment operations:
Net investment income	.20	.13	.07	.06	.09
Net realized and unrealized gain (loss) on investment transactions	6.38	4.55	(.22)	2.46	(1.72)
Total from investment operations	6.58	4.68	(.15)	2.52	(1.63)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.05)	(.02)	(.05)	(.10)
Distributions from net realized gains	-	-	-	-	(.98)
Total dividends and distributions	(.16)	(.05)	(.02)	(.05)	(1.08)
Capital Contributions(e):	-	-	.01	- (d)	-
Net asset value, end of year	$29.27	$22.85	$18.22	$18.38	$15.91
Total Return(b):	29.04%	25.73%	(.77)%	15.92%	(5.89)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,603,451	$1,359,627	$1,151,191	$926,711	$610,758
Average net assets (000)	$1,428,455	$1,332,921	$1,252,954	$754,132	$452,879
Ratios to average net assets(c):
Expenses	.85%	.87%	.86%	.89%	.93%
Net investment income	.77%	.60%	.33%	.34%	.67%
Portfolio turnover rate	50%	47%	44%	49%	55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

48

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2013

Prudential Jennison Small Company Fund, Inc.	49

Tax Information

(Unaudited)

For the year ended September 30, 2013, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Small Company Fund, Inc.	100.00%	100.00%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2013.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Small Company Fund, Inc.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

    Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Small Company Fund, Inc.

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1995; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

    Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Small Company Fund, Inc.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

    Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Small Company Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).1 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

Visit our website at www.prudentialfunds.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at www.prudentialfunds.com

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and 10-year periods, though it underperformed over the one- and three-year periods.
•	The Board considered that when it reviewed the Fund’s agreements a year earlier, the Fund ranked in the first or second quartile of its Peer Universe for all periods.
•	The Board concluded that it was reasonable to continue to monitor the Fund’s performance, and that it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Small Company Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

SHARE CLASS	A	B	C	Q	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PJSQX	JSCRX	N/A	PSCZX
CUSIP	74441N101	74441N200	74441N309	74441N887	74441N507	74441N804	74441N408

MF109E    0254042-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2013 and September 30, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $41,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended September 30, 2013. During the fiscal year ended September 30, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

 Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 21, 2013